UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357

Franklin Templeton Limited Duration Income Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: _3/31__

Date of reporting period: 9/30/13__

Item 1. Reports to Stockholders.

SEPTEMBER 30, 2013

SEMIANNUAL REPORT

FIXED INCOME

Franklin Templeton Limited Duration Income Trust

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Your Fund’s Goals and Main Investments: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent it is possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.

Dear Shareholder:

This semiannual report for Franklin Templeton Limited Duration Income Trust covers the period ended September 30, 2013.

Performance Overview

For the six months under review, Franklin Templeton Limited Duration Income Trust had cumulative total returns of +1.41% based on net asset value and -9.31% based on market price. Net asset value decreased from $14.30 per share on March 31, 2013, to $14.06 at period-end, and the market price decreased from $14.82 to $13.00 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 8.

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew during the six-month period ended September 30, 2013. The pace of economic growth

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

Semiannual Report | 1

accelerated in the second quarter of 2013, reflecting a surge in exports as well as strong consumer and real estate spending levels. These gains were partially offset by continued federal budget cuts. Accelerating home sales accompanied record-low mortgage rates, low inventories and a nearly eight-year low in U.S. foreclosures. Manufacturing, a mainstay of economic productivity, expanded during the period, and the unemployment rate fell to 7.2% in September 2013 from 7.8% a year earlier.1

The Federal Reserve Board (Fed) continued to put downward pressure on long-term interest rates with its monthly quantitative easing purchases of $85 billion in mortgage-backed securities and long-term Treasuries. In May, Fed Chairman Ben Bernanke said the Fed could gradually wind down its monthly purchases, assuming continued U.S. economic improvement. The prospect of reduced Fed purchases sparked market declines. A September announcement, however, reassured investors that the Fed would maintain its current pace of purchases.

Investors remained concerned during the period about the state of the U.S. budget, particularly about how the expired payroll tax cut, far-reaching federal spending cuts and future federal debt ceiling negotiations could affect the economic recovery. At period-end, partisan disagreement about a new health care law led Congress to miss a budgetary deadline authorizing routine federal funding. The federal government partially shut down, suspending non-essential U.S. government services beginning on October 1. Critical functions, however, including the nation’s military, air traffic control and social security operations, continued their activities. Analysts noted the shutdown would not significantly impact the economy unless it persisted for an extended period, but the political impasse added to concerns about congressional ability to successfully navigate federal debt ceiling negotiations in October.

Investor concerns about the shutdown pushed the 10-year U.S. Treasury note yield to 2.64% at fiscal year-end from 1.87% on March 31, 2013. During much of the six-month period, investors sought higher bond yields and were willing to assume some additional risk. Below-investment-grade corporate bonds, as measured by the Credit Suisse (CS) High Yield Index, outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate corporate loans, and mortgage-and other asset-backed securities. Our top-down analysis of macroeconomic

1. Source: Bureau of Labor Statistics.

2 | Semiannual Report

trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Dividend Distributions*
4/1/13–9/30/13
Dividend per
Month	Common Share (cents)
April	7.3
May	7.3
June	7.3
July	7.3
August	7.3
September	7.3
Total	43.8

*All Fund distributions will vary depending upon
current market conditions, and past distributions
are not indicative of future trends.

Manager’s Discussion

Heightened interest rate volatility and an overall increase in long-term interest rates largely affected the Fund’s performance during the six-month review period. The 10-year Treasury’s rapid yield increase in early May followed comments from Fed Chairman Ben Bernanke regarding the timing of an eventual tapering of government stimulus measures. The 10-year Treasury note yield rose from a low of 1.66% in early May to 2.98% in early September, before Fed comments that any stimulus tapering would be data driven and not represent a substantial change to existing Fed policy. Although this statement seemed to mollify the market, and the 10-year Treasury yield ended the period at 2.64%, well below the peak, fixed income markets had already felt the impact.

The stock market was volatile but generally positive during the period, as the potential for reduced stimulus reflected expectations of continued economic growth. For example, the Standard & Poor’s® 500 Index returned +8.31% for the six-month period.2 However, interest rate increases directly affected the fixed income markets, with the greatest impact on more interest rate-sensitive bonds. In the volatile interest rate environment, leveraged loans returned +1.83%, followed by +0.98% for high yield corporate bonds and -0.96% for mortgage-backed securities (MBS), as measured by the CS Leveraged Loan (LLI), CS High Yield and Barclays U.S. MBS Indexes, respectively.2 During the period, we increased the Fund’s exposure to high yield corporate bonds and reduced exposure to leveraged loans and MBS.

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial
Services LLC. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Semiannual Report | 3

High Yield Corporate Bonds

Although credit fundamentals remained favorable, high yield corporate bonds posted a below-coupon +0.98% return for the review period.2 With defaults below their historical average and widely expected to remain low for at least the next year, the main drag on high yield corporate bond performance was the interest rate increase in May and June. The higher quality of the high yield corporate bond spectrum, bonds rated split BB or higher, had negative returns as these bonds tended to have lower coupons and often longer maturities that made them generally more interest rate sensitive.3 Conversely, the lowest rated high yield corporate bonds, those with a CCC or distressed rating, provided the highest returns. Performance for these lower rated bonds was driven more by the underlying credit fundamentals than by interest rates.

The high yield corporate bond index’s yield increased 50 basis points (100 basis points equal one percentage point) during the period as the average bond price fell notably.4 With credit fundamentals still seen as favorable and investor demand for the asset class continuing, companies maintained an active new-issuance pace to refinance debt, extend maturities and fund acquisitions. Signs of increasing shareholder-friendly activity were also evident, including deals to fund dividend payments or share repurchases. We remained favorable toward high yield corporate bonds and ended the period with our heaviest weighting in the asset class.

Floating Rate Corporate Loans

For the six-month period, the corporate loan asset class returned +1.83%, as measured by the CS LLI.2 Continued strong demand supported lower rated credits, which outperformed higher rated credits that had been issued at tighter spreads earlier in the period. As a result, the average discounted spread to maturity remained unchanged at LIBOR +429 basis points, despite a slight decline in loan prices during the period.5

Loans held up reasonably well during the period despite a brief pullback in May and June as the high yield market sold off. This sell-off followed expectations that the Fed could begin to taper its bond buying program, and resulted in rising Treasury yields and fixed income market volatility. Loan demand softened during this period as high yield bond fund managers who had purchased loans earlier in the year sold loans to meet redemptions and to seek to take advantage of the buying opportunities created by falling bond prices.

3. Split BB means for credit rating agencies Standard & Poor’s and Moody’s Investor Service, a BB or equivalent rating by one agency and a B rating by the other.
4. Source: Copyright © 2013 CREDIT SUISSE GROUP AG and/or its affiliates. All Rights Reserved.
5. Source: Standard & Poor’s Leveraged Commentary & Data.

4 | Semiannual Report

During periods of increased volatility, demand remained steady in the corporate loan market as retail fund inflows continued, owing to the loans’ shorter duration and the steady pace of new issuance for collateralized loan obligations, although not as robust as in early 2013. Early in the period, refinancing and repricing transactions were heavy at a time when limited new issuance of corporate loans resulted in demand exceeding supply. The brief pullback in the loan market following the high yield sell-off led to what we viewed as better equilibrium in the loan market and temporarily slowed the pace of repricing transactions.

However, new-issue supply picked up toward period-end as a few large merger and acquisition transactions led to weaker secondary prices and softer technical conditions. Overall, fundamentals remained supportive and loan default rates remained below the historical average, with the loan default rate at 2.4% at period-end.4

Mortgage-Backed and Asset-Backed Securities

High-quality agency MBS experienced heightened volatility during the period. Although MBS outperformed Treasuries, they did not keep pace with high yield corporate bond and corporate loan sector performance. Mortgage markets were highly influenced by expectations surrounding potential future policy moves by the Fed. The sector sold off early in the period as markets expected the Fed to begin tapering asset purchases. In a move that went against general expectations, the Fed refrained from tapering, noting fiscal uncertainty and an increase in interest rates, and mortgages rebounded in September.

Although the Fed’s continued buying supported the sector, the potential tapering or termination of its program posed a risk to MBS yield spreads over Treasuries. As interest rates and mortgage rates climbed, actual prepayment levels declined and remained contained.

During the period, we increased the Fund’s allocation to MBS coupons in the 3.0% to 4.5% range and reduced exposure to higher coupons in the 5.0% to 5.5% range. As our allocation shifted to lower coupons, our heaviest allocation was in coupons in the 3.0% to 4.5% range.

Outside conventional MBS, the Fund remained allocated to higher quality securitized sectors with strong credit fundamentals and continued to invest in asset-backed securities and commercial-mortgage backed securities (CMBS). The Fund maintained strong exposure to CMBS, including securities lower in the capital structure, but during the period we increased allocation to higher quality, super-senior securities that we felt offered an attractive opportunity. Credit fundamentals showed signs of stabilization, yet we expect the commercial real estate landscape to remain challenged over the intermediate term.

Semiannual Report | 5

Although these sectors had negative total returns and underperformed the high yield corporate bond and corporate loan sectors, they still performed better than Treasuries.

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

Portfolio Management Team
Franklin Templeton Limited Duration Income Trust

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Semiannual Report

Effective June 1, 2013, Madeline Lam assumed portfolio manager responsibilities for the
Fund. Ms. Lam is a vice president and portfolio manager for Franklin Advisers’ Floating Rate
Debt Group. She co-manages the floating rate investments of the Fund. She is a member of the Investment Committee and also specializes in the analysis of bank loans in the health care industry. Ms. Lam joined Franklin Templeton Investments in 1998. Prior to joining the firm, she worked for Paribas as a banking officer in their diversified industries group and an associate in their health care group. Ms. Lam was also an analyst in Chase Manhattan Bank’s
(now JP Morgan Chase) global energy division.

Effective June 1, 2013, Justin Ma assumed portfolio manager responsibilities for the Fund.
Mr. Ma is an assistant portfolio manager for Franklin Advisers’ Floating Rate Debt Group. He co-manages the floating rate investments of the Fund and is also a member of the Investment
Committee. Mr. Ma joined Franklin Templeton Investments in 2006 as a member of the
Futures Program and joined the Floating Rate Debt Group as a portfolio analyst in 2008.

Semiannual Report | 7

Performance Summary as of 9/30/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

Price and Distribution Information

Symbol: FTF				Change		9/30/13		3/31/13
Net Asset Value (NAV)			-$	0.24		$14.06		$14.30
Market Price (NYSE MKT)			-$	1.82		$13.00		$14.82
Distributions (4/1/13–9/30/13)
Dividend Income		$0.4380

Performance[1]
		6-Month		1-Year		5-Year		10-Year
Cumulative Total Return[2]
Based on change in NAV[3]	+	1.41%	+	6.80%	+	73.07%	+	105.72%
Based on change in market price[4]		-9.31%		-5.77%	+	130.86%	+	94.14%
Average Annual Total Return[2]
Based on change in NAV[3]	+	1.41%	+	6.80%	+	11.59%	+	7.48%
Based on change in market price[4]		-9.31%		-5.77%	+	18.21%	+	6.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The
Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 9/30/13, the Fund had leverage in the amount of 32.02% of the Fund’s total portfolio. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an oppor-
tunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the
Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
3. Assumes reinvestment of distributions at net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment plan.

8 | Semiannual Report

Annual Shareholders’ Meeting

September 19, 2013

At an annual Meeting of Shareholders of the Fund held on September 19, 2013, shareholders approved the election of the following persons as Trustees of the Fund.

The results of the voting are as follows:
	Shares	% of	% of	Withheld or	% of	% of
Trustees	For	Shares	Voted	Abstain	Shares	Voted
Harris J. Ashton	23,760,362.40	88.53%	97.54%	598,852.00	2.23%	2.46%
Edith E. Holiday	23,567,487.40	87.81%	96.75%	791,727.00	2.95%	3.25%
John B. Wilson	23,880,719.40	88.98%	98.04%	478,495.00	1.78%	1.96%

Note: Sam Ginn, Gregory E. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, J. Michael Luttig, Frank A, Olson
and Larry D. Thompson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

Semiannual Report | 9

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (Agent), P.O. Box 43006, Providence, RI 02940-3006, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund’s Dividend Reinvestment Plan Brochure. Participants may contact the Agent at the address above to obtain a copy of the Brochure.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

10 | Semiannual Report

The market price of shares on a particular date shall be the last sales price on NYSE Amex, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the

Semiannual Report | 11

acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (866) 340-2909. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

12 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Financial Highlights

	Six Months Ended
	September 30, 2013		Year Ended March 31,
	(unaudited)	2013	2012	2011	2010	2009
Per common share operating performance
(for a common share outstanding throughout
the period)
Net asset value, beginning of period	$14.30	$13.82	$14.01	$13.48	$10.15	$12.85
Income from investment operations:
Net investment income[a]	0.40	0.90	0.92	0.98	0.93	0.93
Net realized and unrealized gains (losses)	(0.17)	0.62	(0.04)	0.65	3.40	(2.56)
Dividends to preferred shareholders from
net investment income	(0.03)	(0.05)	(0.05)	(0.05)	(0.05)	(0.14)
Total from investment operations	0.20	1.47	0.83	1.58	4.28	(1.77)
Less distributions to common shareholders from
net investment income	(0.44)	(0.99)	(1.02)	(1.05)	(0.95)	(0.93)
Net asset value, end of period	$14.06	$14.30	$13.82	$14.01	$13.48	$10.15
Market value, end of period[b]	$13.00	$14.82	$14.01	$13.14	$13.40	$8.92

Total return (based on market value per share)[c]	(9.31)%	13.41%	15.03%	6.25%	63.14%	(9.97)%

Ratios to average net assets applicable to
common shares[d,e]
Expenses	1.14%[f]	1.13%	1.15%	1.14%	1.15%[f]	1.33%[f]
Net investment income	5.68%	6.44%	6.73%	7.15%	7.47%	8.16%

Supplemental data
Net assets applicable to common shares, end
of period (000’s)	$377,357	$383,632	$370,095	$375,016	$360,798	$271,679
Portfolio turnover rate	190.24%	295.39%	302.18%	262.57%	220.09%	203.31%
Portfolio turnover rate excluding mortgage dollar
rolls[g]	91.56%	106.42%	106.49%	115.51%	66.07%	42.58%
Asset coverage per preferred share	$77,347	$79,157	$77,796	$76,096	$78,092	$72,571 [h]
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

aBased on average daily common shares outstanding.
bBased on the last sale on the NYSE Amex.
cTotal return is not annualized for periods less than one year.
dBased on income and expenses applicable to both common and preferred shares.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gSee Note 1(e) regarding mortgage dollar rolls.
hPrior amount of $115,173 has been corrected to include the impact of mortgage dollar rolls.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 13

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited)

	Country	Shares		Value
Common Stocks and Other Equity Interests 0.1%
Materials 0.1%
[a,b]NewPage Corp., Litigation Trust, Contingent Distribution	United States	1,500,000		$—
[a]NewPage Holdings Inc.	United States	6,000		513,000
				513,000
Transportation 0.0%†
[a]CEVA Holdings LLC	United Kingdom	112		95,319
Total Common Stocks and Other Equity Interests
(Cost $1,513,315)				608,319
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6		5,700
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	243		206,337
Total Convertible Preferred Stocks (Cost $369,948)				212,037

		Principal Amount*
Corporate Bonds 51.3%
Automobiles & Components 0.3%
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	1,300,000		1,339,001
Banks 1.7%
CIT Group Inc.,
4.25%, 8/15/17	United States	1,500,000		1,533,750
senior note, 5.00%, 5/15/17	United States	1,200,000		1,267,500
[c]senior note, 144A, 6.625%, 4/01/18	United States	500,000		552,500
[c]Provident Fund Associates LP/Finance Corp., senior note, 144A,
6.75%, 6/15/21	United States	400,000		404,000
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000		1,011,323
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	1,100,000	EUR	1,634,967
				6,404,040
Capital Goods 0.9%
[c]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	2,000,000		1,990,000
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,200,000		1,302,000
				3,292,000
Commercial & Professional Services 1.1%
[c]ADS Waste Escrow Corp., senior note, 144A, 8.25%, 10/01/20	United States	1,800,000		1,908,000
[c]Algeco Scotsman Global Finance PLC, secured note, 144A, 8.50%,
10/15/18	United Kingdom	1,500,000		1,593,750
[c,d]Igloo Holdings Corp., senior note, 144A, PIK, 8.25%, 12/15/17	United States	200,000		206,500
[c]The Nielsen Co. (Luxembourg) Sarl, senior note, 144A, 5.50%,
10/01/21	United States	500,000		501,563
				4,209,813

14 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Durables & Apparel 1.0%
[c] SIWF Merger Sub Inc./Springs Industries Inc., senior secured note,
144A, 6.25%, 6/01/21	United States	300,000	$294,750
Standard Pacific Corp., senior note, 6.25%, 12/15/21	United States	800,000	801,000
[c] Taylor Morrison Communities Inc./Monarch Communities Inc.,
senior note, 144A,
7.75%, 4/15/20	United States	722,000	792,395
5.25%, 4/15/21	United States	500,000	467,500
Visant Corp., senior note, 10.00%, 10/01/17	United States	1,500,000	1,402,500
			3,758,145
Consumer Services 2.4%
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	1,400,000	1,557,500
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	2,500,000	2,543,750
[c] Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	900,000	954,000
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	2,500,000	2,887,500
[c,e] Paris Las Vegas Holding LLC, senior secured note, first lien, 144A,
8.00%, 10/01/20	United States	500,000	500,000
[c] PNK Finance Corp., senior note, 144A, 6.375%, 8/01/21	United States	500,000	512,500
			8,955,250
Diversified Financials 3.7%
Ally Financial Inc., senior note,
6.25%, 12/01/17	United States	2,000,000	2,146,578
4.75%, 9/10/18	United States	1,000,000	996,825
[f] Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18,
FRN thereafter, Perpetual	United States	3,000,000	3,315,000
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	800,000	856,000
[c] General Motors Financial Co. Inc., senior note, 144A, 3.25%,
5/15/18	United States	500,000	487,500
[f] JPMorgan Chase & Co., junior sub. bond, 6.00% to 8/01/23,
FRN thereafter, Perpetual	United States	1,500,000	1,413,750
[c] Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	700,000	719,250
[c] Nuveen Investments Inc., senior note, 144A, 9.125%, 10/15/17	United States	1,500,000	1,481,250
SLM Corp.,
5.50%, 1/15/19	United States	1,100,000	1,090,757
senior note, 8.45%, 6/15/18	United States	1,400,000	1,585,500
			14,092,410
Energy 11.2%
CHC Helicopter SA, senior secured note, first lien, 9.25%,
10/15/20	Canada	2,000,000	2,143,750
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,500,000	2,700,000
6.125%, 2/15/21	United States	1,000,000	1,042,500
[c] Clayton Williams Energy Inc., senior note, 144A, 7.75%, 4/01/19	United States	1,000,000	1,000,000

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Statement of Investments, September 30, 2013 (unaudited) (continued)

			Country	Principal Amount*	Value
		Corporate Bonds (continued)
		Energy (continued)
		CONSOL Energy Inc., senior note, 8.00%, 4/01/17	United States	1,200,000	$1,281,000
		Crosstex Energy LP/Crosstex Energy Finance Corp., senior note,
		8.875%, 2/15/18	United States	1,300,000	1,387,750
		[c] Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,000,000	1,037,500
		Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	2,500,000	2,687,500
		EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,000,000	1,060,000
		[c] Expro Finance Luxembourg, senior secured note, 144A, 8.50%,
		12/15/16	United Kingdom	2,000,000	2,107,500
		Halcon Resources Corp., senior note,
		9.75%, 7/15/20	United States	100,000	106,250
		8.875%, 5/15/21	United States	1,000,000	1,030,000
		[c] 144A, 9.25%, 2/15/22	United States	500,000	521,250
		Kodiak Oil & Gas Corp., senior note,
		8.125%, 12/01/19	United States	900,000	987,750
		[c] 144A, 5.50%, 1/15/21	United States	300,000	296,250
		[c] LBC Tank Terminal Holding Netherlands BV, senior bond, 144A,
		6.875%, 5/15/23	Belgium	200,000	202,000
		Linn Energy LLC/Finance Corp., senior note,
		8.625%, 4/15/20	United States	1,500,000	1,558,125
		7.75%, 2/01/21	United States	1,000,000	1,010,000
		Martin Midstream Partners LP/Martin Midstream Finance Corp.,
		senior note,
		8.875%, 4/01/18	United States	878,000	935,070
		7.25%, 2/15/21	United States	800,000	813,000
		[c] Midstates Petroleum Co. Inc./LLC, senior note, 144A, 9.25%, 6/01/21	United States	1,000,000	992,500
		[c] Murray Energy Corp., senior secured note, 144A, 8.625%, 6/15/21	United States	800,000	806,000
		[c] Oasis Petroleum Inc., senior note, 144A, 6.875%, 3/15/22	United States	800,000	846,000
		Offshore Group Investment Ltd.,
		senior bond, first lien, 7.125%, 4/01/23	United States	600,000	588,000
		senior secured note, first lien, 7.50%, 11/01/19	United States	900,000	951,187
		PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	1,100,000	1,144,000
		Peabody Energy Corp., senior note, 6.00%, 11/15/18	United States	2,500,000	2,506,250
		Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	700,000	714,000
		Penn Virginia Resource Partners LP/Finance Corp. II, senior note,
		8.375%, 6/01/20	United States	800,000	836,000
		[c] 144A, 6.50%, 5/15/21	United States	300,000	284,625
		QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	1,100,000	1,133,000
		Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	1,500,000	1,380,000
		[c] Sabine Pass Liquefaction LLC, secured note, 144A, 5.625%,
		2/01/21	United States	2,000,000	1,967,500
		[c] Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	1,500,000	1,597,500
		[c] Sanchez Energy Corp., senior note, 144A, 7.75%, 6/15/21	United States	1,000,000	977,500
		W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	1,500,000	1,597,500
					42,228,757
		Food & Staples Retailing 0.3%
		Rite Aid Corp., senior secured note, 8.00%, 8/15/20	United States	900,000	1,010,250

16	|	Semiannual Report

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Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Food, Beverage & Tobacco 1.5%
Constellation Brands Inc., senior note, 3.75%, 5/01/21	United States	400,000		$370,500
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	2,000,000		2,085,000
[c] JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	1,900,000		2,011,625
[c] Post Holdings Inc., senior note, 144A, 7.375%, 2/15/22	United States	700,000		739,375
[c] Sun Merger Sub Inc., senior note, 144A, 5.25%, 8/01/18	United States	400,000		408,750
				5,615,250
Health Care Equipment & Services 2.2%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	1,300,000		1,410,500
[c] senior sub. note, 144A, 6.50%, 6/15/20	United States	200,000		199,250
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,100,000		1,159,125
senior note, 7.125%, 7/15/20	United States	400,000		404,500
senior secured note, 5.125%, 8/15/18	United States	900,000		918,000
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	1,000,000		1,100,000
senior note, 5.875%, 5/01/23	United States	1,500,000		1,477,500
senior secured note, 5.875%, 3/15/22	United States	1,000,000		1,032,500
[c] Tenet Healthcare Corp., senior note, 144A, 6.00%, 10/01/20	United States	500,000		512,187
				8,213,562
Materials 7.9%
ArcelorMittal, senior note, 5.00%, 2/25/17	Luxembourg	3,000,000		3,135,000
[c] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%,
10/15/20	Luxembourg	700,000		743,750
[c] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 7.00%, 11/15/20	Luxembourg	300,000		289,125
[c] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	900,000		825,750
[c] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A,
7.125%, 5/01/18	Australia	1,800,000		1,858,500
[c] Cemex SAB de CV,
secured note, 144A, 5.875%, 3/25/19	Mexico	500,000		479,687
senior secured note, 144A, 9.00%, 1/11/18	Mexico	2,000,000		2,175,000
[c] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,000,000		970,000
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	700,000		673,750
[c] FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	500,000		515,172
6.875%, 2/01/18	Australia	1,500,000		1,573,125
8.25%, 11/01/19	Australia	1,000,000		1,082,500
[c] Ineos Group Holdings SA,
secured note, second lien, 144A, 7.875%, 2/15/16	Switzerland	471,560	EUR	645,596
senior note, 144A, 6.125%, 8/15/18	Switzerland	300,000		294,000
senior note, 144A, 6.50%, 8/15/18	Switzerland	600,000	EUR	797,288
[c,g] Inmet Mining Corp., senior note, 144A,
8.75%, 6/01/20	Canada	1,900,000		2,042,500
7.50%, 6/01/21	Canada	300,000		309,000

		Semiannual Report | 17

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Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Materials (continued)
[c] Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	1,400,000	EUR	$2,019,933
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	500,000		538,125
8.75%, 12/15/20	Canada	900,000		992,250
[c] Orion Engineered Carbons Bondco GmbH, senior secured note,
first lien, 144A, 9.625%, 6/15/18	Germany	850,000		942,969
[c,d] Orion Engineered Carbons Finance & Co. SCA, senior note, 144A,
PIK, 9.25%, 8/01/19	Germany	200,000		205,000
[c] Perstorp Holding AB, first lien, 144A, 8.75%, 5/15/17	Sweden	1,900,000		1,980,750
[c] Rain CII Carbon LLC/Corp., second lien, 144A, 8.25%, 1/15/21	United States	400,000		404,000
Reynolds Group Issuer Inc./LLC/SA,
senior note, 8.50%, 5/15/18	United States	1,000,000		1,050,000
senior note, 9.00%, 4/15/19	United States	100,000		105,500
senior note, 8.25%, 2/15/21	United States	1,000,000		1,012,500
senior secured note, 7.125%, 4/15/19	United States	500,000		533,750
[c] Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	1,000,000		1,120,000
6.50%, 12/01/20	United States	200,000		210,500
[c] U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, senior note, 144A,
7.375%, 5/01/21	United States	400,000		420,000
				29,945,020
Media 4.5%
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	1,000,000		1,152,500
Clear Channel Communications Inc.,
senior note, 9.00%, 3/01/21	United States	2,500,000		2,431,250
senior secured note, first lien, 9.00%, 12/15/19	United States	500,000		492,500
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	700,000		719,250
senior sub. note, 7.625%, 3/15/20	United States	800,000		830,000
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,500,000		1,612,500
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	2,000,000		2,202,500
5.875%, 7/15/22	United States	500,000		495,000
[c] Gannett Co. Inc., senior note, 144A, 5.125%,
[e] 10/15/19	United States	1,200,000		1,194,000
7/15/20	United States	500,000		492,500
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	600,000		657,000
[d] Radio One Inc., senior sub. note, PIK, 12.50%, 5/24/16	United States	1,117,676		1,140,030
[c] Univision Communications Inc.,
senior secured bond, 144A, 6.75%, 9/15/22	United States	500,000		530,000
senior secured note, 144A, 6.875%, 5/15/19	United States	500,000		537,500
senior secured note, 144A, 5.125%, 5/15/23	United States	1,000,000		962,500
[c] UPCB Finance II Ltd., senior secured note, 144A, 6.375%,
7/01/20	Netherlands	1,100,000	EUR	1,569,189
				17,018,219

18 | Semiannual Report

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Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences 1.7%
[c]inVentiv Health Inc., senior note, 144A,
9.00%, 1/15/18	United States	400,000		$404,000
10.00%, 8/15/18	United States	700,000		568,750
[c,d]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	700,000		743,750
[c]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%,
12/01/19	United States	500,000		564,375
[c]Par Pharmaceutical Cos. Inc., senior note, 144A, 7.375%,
10/15/20	United States	1,900,000		1,973,625
[c]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	1,500,000		1,567,500
[c]VPII Escrow Corp., senior note, 144A, 6.75%, 8/15/18	United States	700,000		752,500
				6,574,500
Retailing 0.4%
[c]New Look Bondco I PLC, 144A, 8.75%, 5/14/18	United Kingdom	900,000	GBP	1,482,409
Semiconductors & Semiconductor Equipment 0.7%
Freescale Semiconductor Inc.,
senior note, 8.05%, 2/01/20	United States	800,000		846,000
senior note, 10.75%, 8/01/20	United States	676,000		755,430
[c]senior secured note, 144A, 9.25%, 4/15/18	United States	1,000,000		1,087,500
				2,688,930
Software & Services 2.4%
[c]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	500,000		521,250
[c]Ceridian Corp.,
secured note, 144A, 8.875%, 7/15/19	United States	500,000		575,000
senior note, 144A, 11.00%, 3/15/21	United States	700,000		812,000
Equinix Inc., senior note, 4.875%, 4/01/20	United States	1,500,000		1,462,500
[c]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	3,000,000		3,112,500
[c]Sitel LLC/Finance Corp., senior secured note, 144A, 11.00%,
8/01/17	United States	100,000		107,250
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	700,000		735,000
West Corp., senior note, 7.875%, 1/15/19	United States	1,500,000		1,623,750
				8,949,250
Technology Hardware & Equipment 0.4%
[c,d]CommScope Holdings Inc., senior note, 144A, PIK, 6.625%,
6/01/20	United States	500,000		500,000
[c]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	1,000,000		1,097,500
				1,597,500
Telecommunication Services 5.0%
[c]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		1,251,000
[c]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000		661,938
[c]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,200,000		1,326,000
Frontier Communications Corp., senior note, 8.125%, 10/01/18	United States	2,000,000		2,230,000

Semiannual Report | 19

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Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Intelsat Jackson Holdings SA, senior note, 7.25%,
4/01/19	Luxembourg	2,000,000		$2,150,000
10/15/20	Luxembourg	1,000,000		1,072,500
[c]Nokia Siemens Networks Finance BV, senior note, 144A, 7.125%,
4/15/20	Netherlands	1,000,000	EUR	1,504,089
[c]Sprint Corp., senior note, 144A, 7.25%, 9/15/21	United States	500,000		506,250
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	1,000,000		1,135,000
[c]144A, 9.00%, 11/15/18	United States	1,500,000		1,762,500
[c]144A, 7.00%, 3/01/20	United States	600,000		648,000
Verizon Communications Inc., senior note, 4.50%, 9/15/20	United States	2,000,000		2,130,420
[c]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%,
7/15/17	Italy	1,500,000		1,595,625
[c,d]Wind Acquisition Holdings Finance SA, senior secured note, 144A,
PIK, 12.25%, 7/15/17	Italy	612,263	EUR	801,570
				18,774,892
Transportation 0.6%
[c]CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	400,000		334,000
HDTFS Inc., senior note, 5.875%, 10/15/20	United States	1,000,000		1,035,000
Hertz Corp., senior note, 6.75%, 4/15/19	United States	1,000,000		1,062,500
				2,431,500
Utilities 1.4%
[c]Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	538,000		582,385
7.50%, 2/15/21	United States	904,000		965,020
7.875%, 1/15/23	United States	448,000		473,760
[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,000,000		1,008,125
[c]Texas Competitive Electric Holdings Co. LLC/Texas Competitive
Electric Holdings Finance Inc., senior secured note, 144A, 11.50%,
10/01/20	United States	3,000,000		2,088,750
				5,118,040
Total Corporate Bonds (Cost $186,099,100)				193,698,738
[h,i]Senior Floating Rate Interests 48.8%
Automobiles & Components 1.9%
August LuxUK Holding Co., Lux Term B-1 Loan, 5.00%, 4/27/18	Luxembourg	492,413		495,491
August U.S. Holding Co. Inc., U.S. Term B-1 Loan, 5.00%,
4/27/18	United States	508,136		511,312
Chrysler Group LLC, Tranche B Term Loan, 4.25%, 5/24/17	United States	2,932,500		2,966,986
Federal-Mogul Corp., Tranche B Term Loan, 2.098% - 2.118%,
12/27/14	United States	1,983,917		1,953,450
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term
Loan, 10.50%, 1/29/18	United States	298,246		289,298
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	1,058,537		1,066,476
				7,283,013

20 | Semiannual Report

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Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*	Value
[h,i]Senior Floating Rate Interests (continued)
Capital Goods 3.0%
Accudyne Industries LLC (Silver II U.S. Holdings/Hamilton), 2013
Specified Refinancing Term Loan, 4.00%, 12/13/19	United States	1,588,000	$1,577,583
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18	Luxembourg	703,824	705,584
Gardner Denver Inc., Initial Dollar Term Loan, 4.25%, 7/30/20	United States	1,200,000	1,190,666
RBS Global Inc. (Rexnord), Term B Loan, 4.00%, 8/21/20	United States	2,090,000	2,069,100
Terex Corp., U.S. Term Loan, 4.50%, 4/28/17	United States	1,491,943	1,508,262
Tomkins LLC and Tomkins Inc., Term B-2 Loan, 3.75%, 9/21/16	United States	2,250,306	2,256,637
[e]TransDigm Inc., Tranche C Term Loan, 3.75%, 2/28/20	United States	1,992,475	1,989,486
			11,297,318
Commercial & Professional Services 2.9%
ADS Waste Holdings Inc., Tranche B Term Loan, 4.25%, 10/09/19	United States	3,747,949	3,753,305
ARAMARK Corp.,
Extended Synthetic L/C, 3.529%, 7/26/16	United States	174,490	175,032
Term Loan B Extended, 3.679% - 3.748%, 7/26/16	United States	2,153,669	2,160,362
U.S. Term D Loan, 4.00%, 8/22/19	United States	730,000	733,303
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	2,410,262	2,405,743
KAR Auction Services Inc. (Adesa), Term Loan, 3.75%, 5/19/17	United States	1,581,424	1,589,075
			10,816,820
Consumer Durables & Apparel 1.0%
Visant Corp. (Jostens), New Loan, 5.25%, 12/22/16	United States	3,658,446	3,561,271
Consumer Services 4.8%
24 Hour Fitness Worldwide Inc., New Tranche B Term Loan, 5.25%,
4/22/16	United States	1,935,026	1,954,982
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20	United States	1,000,000	1,000,417
Bright Horizons Family Solutions LLC, Term B Loan, 4.00% - 5.25%,
1/30/20	United States	3,838,547	3,846,343
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	1,048,305	1,052,610
Caesars Entertainment Operating Co. Inc., Term Loan B-4, 9.50%,
10/31/16	United States	2,397,734	2,397,166
Four Seasons Holdings Inc.,
First Lien Term Loan, 4.25%, 6/27/20	Canada	670,000	676,700
Second Lien Term Loan, 6.25%, 12/27/20	Canada	670,000	686,750
Hilton Worldwide Finance LLC, Term Loan B-2, 5.25%, 10/25/20	United States	1,500,000	1,500,156
Pinnacle Entertainment Inc., Tranche B-2 Term Loan, 3.75%,
8/13/20	United States	1,057,350	1,059,993
[e]Scientific Games International Inc., Initial Term Loan B, 5.50%,
8/28/20	United States	2,000,000	1,986,608
Tropicana Entertainment Inc., Loans, 7.50%, 3/16/18	United States	1,970,000	1,977,387
			18,139,112

Semiannual Report | 21

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Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*	Value
[h,i]Senior Floating Rate Interests (continued)
Diversified Financials 1.5%
Asurion LLC,
Incremental Tranche B-1 Term Loan, 4.50%, 5/24/19	United States	1,404,162	$1,393,255
Incremental Tranche B-2 Term Loans, 3.50%, 7/08/20	United States	428,925	414,583
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	3,838,605	3,864,197
			5,672,035
Energy 0.9%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	755,356	758,188
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18	Luxembourg	608,475	611,974
Samson Investment Co., Second Lien Initial Term Loan, 6.00%,
9/25/18	United States	2,000,000	2,007,250
			3,377,412
Food & Staples Retailing 1.3%
AdvancePierre Foods Inc.,
Loans, 5.75%, 7/10/17	United States	1,554,300	1,564,356
Second Lien Term Loan, 9.50%, 10/10/17	United States	1,040,000	1,060,800
Dole Food Co./Solvest Ltd., Tranche B Term Loan, 3.75% - 5.00%,
4/01/20	United States	2,305,778	2,305,299
			4,930,455
Food, Beverage & Tobacco 1.9%
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	2,510,449	2,508,097
H.J. Heinz Co., Term B-2 Loan, 3.50%, 6/05/20	United States	2,697,443	2,711,100
Pinnacle Foods Finance LLC,
[e]Tranche H Term Loan, 4.75%, 4/29/20	United States	170,000	169,079
Tranche G Term Loan, 3.25%, 4/29/20	United States	1,890,500	1,877,739
			7,266,015
Health Care Equipment & Services 4.1%
Alere Inc., B Term Loan, 4.25% - 5.5%, 6/30/17	United States	2,151,675	2,167,813
Ardent Medical Services Inc.,
Second Lien Term Loan, 11.00%, 1/02/19	United States	650,000	664,625
Term Loan, 6.75%, 7/02/18	United States	416,850	419,716
[e]Biomet Inc., Dollar Term B-2 Loan, 5.75%, 7/25/17	United States	239,400	240,373
Community Health Systems Inc., New Extended Term Loan,
3.748% - 3.761%, 1/25/17	United States	1,316,681	1,318,875
DaVita HealthCare Partners Inc., Tranche B-2 Term Loan, 4.00%,
8/24/19	United States	2,888,175	2,904,060
Envision Healthcare Corp. (Emergency Medical), Initial Term Loan,
4.00%, 5/25/18	United States	2,081,768	2,082,201
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18	United States	1,755,853	1,769,022
Kinetic Concepts Inc., Term D-2 Loan, 4.00%, 11/04/16	United States	1,965,162	1,980,703
U.S. Renal Care Inc., Tranche B-1 Term Loan, 5.25%, 7/03/19	United States	2,000,000	2,006,250
			15,553,638

22 | Semiannual Report

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Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*	Value
[h,i]Senior Floating Rate Interests (continued)
Household & Personal Products 0.9%
Apex Tool Group LLC, Term Loan, 4.50%, 2/01/20	United States	1,373,100	$1,379,537
Revlon Consumer Products Corp., Term Loan B, 4.00%, 11/19/17	United States	1,606,088	1,609,769
Spectrum Brands Inc., Tranche C Term Loan, 3.50%, 9/04/19	United States	230,000	229,856
			3,219,162
Insurance 0.3%
CNO Financial Group Inc. (fka Conseco), Tranche B-2 Term Loan,
3.75%, 9/28/18	United States	911,904	918,173
Materials 5.7%
Axalta Coating Systems U.S. Holdings Inc., Initial Term B Loans,
4.75%, 2/01/20	United States	1,930,300	1,939,091
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20	United States	1,024,850	1,016,523
BWAY Holding Co., Initial Term Loan, 4.50% - 5.5%, 8/06/17	United States	942,875	948,768
[e]CeramTec Acquisition Corp., Initial Dollar Term B-2 Loan, 5.50%,
8/30/20	United States	42,121	42,121
[e]CeramTec GmbH, Dollar Term B-3 Loan, 5.50%, 8/30/20	Germany	130,112	130,112
[g]Exopack LLC/Cello-Foil Products Inc., Term B Loan, 5.00%,
5/31/17	United States	1,183,944	1,186,904
[e]Faenza Acquisition GmbH, Initial Dollar Term B-1 Loan, 5.50%,
8/30/20	Germany	427,767	427,767
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%,
10/18/17	United States	2,494,800	2,508,125
Ineos U.S. Finance LLC, Dollar Term Loan, 4.00%, 5/04/18	United States	1,955,785	1,938,062
MacDermid Holdings LLC,
First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	997,500	999,682
Second Lien Tranche B Term Loan, 7.75%, 12/07/20	United States	140,000	142,100
NewPage Corp., Term Loan, 7.75%, 12/21/18	United States	995,000	1,011,998
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%,
7/19/19	United States	395,000	397,962
Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	2,520,719	2,532,062
Road Infrastructure Investment LLC (Ennis Flint), First Lien Term
Loan, 6.25%, 3/30/18	United States	974,752	979,626
Taminco Global Chemical Corp., Tranche B-2 Dollar Term Loan,
4.25%, 2/15/19	United States	1,970,113	1,982,426
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	Netherlands	1,376,550	1,386,874
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	1,979,670	1,913,563
			21,483,766
Media 5.1%
Clear Channel Communications Inc.,
Tranche B Term Loan, 3.829%, 1/29/16	United States	191,987	181,547
Tranche D Term Loan, 6.929%, 1/30/19	United States	566,279	524,516
Cumulus Media Holdings Inc.,
Second Lien Term Loan, 7.50%, 9/16/19	United States	1,500,000	1,528,125
Term Loan B, 4.50%, 9/16/18	United States	2,029,603	2,047,784
Dex Media West LLC, Term Loan B, 8.00%, 12/30/16	United States	1,126,324	952,448

Semiannual Report | 23

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*	Value
[h,i]Senior Floating Rate Interests (continued)
Media (continued)
Entercom Radio LLC, Term B-1 Loan, 5.00% - 6.00%, 11/23/18	United States	821,333	$826,467
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	2,176,660	2,190,717
Gray Television Inc., Initial Term Loan, 4.75%, 10/12/19	United States	1,591,420	1,602,859
National CineMedia LLC, New Term Loan, 2.93%, 11/26/19	United States	1,150,000	1,144,825
Nine Entertainment Group Pty. Ltd., Term B Loan, 3.25%, 2/05/20	Australia	1,990,000	1,978,806
R.H. Donnelley Inc., Term Loan B, 9.75%, 12/30/16	United States	872,789	644,554
Univision Communications Inc.,
C2-2013 New First-Lien Term Loan, 4.50%, 3/01/20	United States	626,850	625,381
C3-2013 Incremental Term Loan, 4.00%, 3/01/20	United States	1,004,950	997,256
Virgin Media Bristol LLC, B Facility, 3.50%, 6/07/20	United States	3,100,000	3,089,237
WMG Acquisition Corp., Tranche B Term Loan, 3.75%, 7/01/20	United States	1,036,353	1,032,898
			19,367,420
Pharmaceuticals, Biotechnology & Life Sciences 1.7%
Aptalis Pharma Inc., Term B-2 Loan, 6.25%, 2/11/17	United States	985,000	986,847
Par Pharmaceutical Cos. Inc., Term B-1 Loan, 4.25%, 9/30/19	United States	1,600,320	1,596,986
Pharmaceutical Product Development LLC, Term Loan, 4.25%,
12/05/18	United States	2,073,233	2,082,735
Valeant Pharmaceuticals International Inc., Series D-2 Tranche B
Term Loan, 3.75%, 2/13/19	Canada	1,881,410	1,884,232
			6,550,800
Retailing 3.9%
Academy Ltd., Initial Term Loans, 4.50%, 8/03/18	United States	1,012,052	1,018,288
American Builders & Contractors Supply Co. Inc., Term B Loans,
3.50%, 4/16/20	United States	1,070,000	1,064,115
BJ’s Wholesale Club Inc., 2013 Replacement Loans, 4.25%,
9/26/19	United States	2,201,836	2,204,584
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,970,000	2,981,137
Jo-Ann Stores Inc., Term B Loan, 4.00%, 3/18/18	United States	1,914,184	1,915,380
Neiman Marcus Group Inc., Loans, 4.00%, 5/16/18	United States	1,663,249	1,662,037
Party City Holdings Inc., 2013 Replacement Term Loan, 4.25%,
7/27/19	United States	2,702,751	2,703,586
Prestige Brands Inc., Term B-1 Loan, 3.75%, 1/31/19	United States	1,005,553	1,011,084
			14,560,211
Semiconductors & Semiconductor Equipment 0.3%
Freescale Semiconductor Inc., Tranche B-4 Term Loan, 5.00%,
2/28/20	United States	995,000	1,000,468
Software & Services 2.0%
[e]Activision Blizzard Inc., Term Loan B, 4.75%, 9/18/20	United States	880,000	881,100
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%,
9/10/20	United States	1,520,000	1,523,610
SunGard Data Systems Inc.,
Tranche A U.S. Term Loan, 1.929%, 2/28/14	United States	18,476	18,511
Tranche E Term Loan, 4.00%, 3/08/20	United States	2,305,722	2,319,413

24 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*		Value
[h,i]Senior Floating Rate Interests (continued)
Software & Services (continued)
Web.com Group Inc., 1st Lien Term Loan, 4.50%, 10/27/17	United States	1,175,388		$1,184,203
West Corp., Term B-8 Loan, 3.75%, 6/30/18	United States	1,723,661		1,724,738
				7,651,575
Technology Hardware & Equipment 1.0%
Alcatel-Lucent U.S.A. Inc., Term Loan C, 5.75%, 1/30/19	United States	813,850		820,535
Dell Inc., Term B Loan, 5.75%, 4/23/20	United States	1,500,000		1,477,656
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	1,494,938		1,491,182
				3,789,373
Telecommunication Services 2.0%
Genesys Telecom Holdings U.S. Inc., Dollar Term Loan, 4.00%,
2/08/20	United States	1,098,764		1,099,108
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.25%,
4/02/18	Luxembourg	3,530,359		3,545,070
NTELOS Inc., Term B Advance, 5.75%, 11/11/19	United States	1,977,500		1,960,816
Zayo Group LLC, Term Loan, 4.50%, 7/02/19	United States	1,086,250		1,088,966
				7,693,960
Transportation 1.8%
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.00%,
3/15/19	United States	2,093,587		2,083,992
Delta Air Lines Inc.,
New Term B-1 Loan, 4.00%, 10/18/18	United States	873,400		874,177
New Term Loan, 4.25%, 4/20/17	United States	1,955,000		1,964,425
Hertz Corp., Credit Linked Deposit, 3.75%, 3/11/18	United States	1,000,000		996,250
U.S. Airways Inc., Tranche B-1 Term Loan, 4.25%, 5/23/19	United States	970,000		967,171
				6,886,015
Utilities 0.8%
Calpine Corp.,
Term Loan (B1), 4.00%, 4/01/18	United States	2,652,000		2,660,407
Term Loan (B3), 4.00%, 10/09/19	United States	336,600		337,660
				2,998,067
Total Senior Floating Rate Interests
(Cost $182,474,258)				184,016,079
Foreign Government and Agency Securities 1.0%
Government of Malaysia,
3.434%, 8/15/14	Malaysia	85,000	MYR	26,162
3.741%, 2/27/15	Malaysia	310,000	MYR	95,841
3.835%, 8/12/15	Malaysia	475,000	MYR	147,305
4.72%, 9/30/15	Malaysia	10,000	MYR	3,155
3.197%, 10/15/15	Malaysia	280,000	MYR	85,793
senior bond, 5.094%, 4/30/14	Malaysia	55,000	MYR	17,075

Semiannual Report | 25

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Poland,
5.00%, 10/24/13	Poland	135,000	PLN	$43,291
5.75%, 4/25/14	Poland	870,000	PLN	283,442
5.50%, 4/25/15	Poland	645,000	PLN	214,299
Strip, 1/25/14	Poland	1,405,000	PLN	446,494
Strip, 1/25/16	Poland	310,000	PLN	92,238
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	South Korea	43,700,000	KRW	40,439
senior note, 2.57%, 6/09/14	South Korea	153,000,000	KRW	142,079
senior note, 2.82%, 8/02/14	South Korea	170,200,000	KRW	158,355
senior note, 2.78%, 10/02/14	South Korea	678,400,000	KRW	630,949
senior note, 2.84%, 12/02/14	South Korea	242,080,000	KRW	225,259
Korea Treasury Bond,
senior bond, 3.00%, 12/10/13	South Korea	1,084,140,000	KRW	1,008,084
senior note, 3.25%, 12/10/14	South Korea	56,700,000	KRW	53,017
senior note, 3.25%, 6/10/15	South Korea	42,100,000	KRW	39,433
senior note, 2.75%, 12/10/15	South Korea	204,200,000	KRW	189,664
Total Foreign Government and Agency Securities
(Cost $4,489,192)				3,942,374
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 8.0%
Banks 5.0%
Banc of America Commercial Mortgage Inc.,
2005-3, A2, 4.501%, 7/10/43	United States	360,839		362,473
[j]2006-4, AJ, 5.695%, 7/10/46	United States	1,460,000		1,477,765
[c,h,j]Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.482%,
11/15/15	United States	1,767,058		1,768,543
[j]Bear Stearns Commercial Mortgage Securities Inc.,
[h]2006-PW11, AJ, FRN, 5.452%, 3/11/39	United States	1,500,000		1,556,034
[h]2006-PW12, AJ, FRN, 5.932%, 9/11/38	United States	500,000		521,657
2006-PW13, AJ, 5.611%, 9/11/41	United States	1,820,000		1,828,596
Citigroup Commercial Mortgage Trust,
[j]2006-C5, AJ, 5.482%, 10/15/49	United States	1,200,000		1,158,724
[h,j]2007-C6, AM, FRN, 5.885%, 6/10/17	United States	820,000		912,558
[h]2008-C7, A4, FRN, 6.072%, 12/10/49	United States	700,000		799,182
[h]Citigroup/Deutsche Bank Commercial Mortgage Trust,
2005-CD1, A3, FRN, 5.222%, 7/15/44	United States	2,546,689		2,571,387
[j]2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	720,000		660,704
Greenwich Capital Commercial Funding Corp.,
[h,j]2006-GG7, AJ, FRN, 5.867%, 7/10/38	United States	790,000		814,027
2007-GG9, A4, 5.444%, 3/10/39	United States	825,000		914,249
[h]GS Mortgage Securities Trust, 2007-GG10, A4, FRN, 5.995%,
8/10/45	United States	75,000		83,363
[h,j]Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN,
4.304%, 7/25/34	United States	33,301		5,342

26 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
[h,j]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.391%,
11/12/37	United States	1,825,000		$1,919,900
[h,j]Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN,
5.129%, 10/25/33	United States	350,442		237,036
Wells Fargo Mortgage Backed Securities Trust,
[g]2004-W, A9, FRN, 2.762%, 11/25/34	United States	624,928		651,047
[j]2007-3, 3A1, 5.50%, 4/25/37	United States	487,383		504,825
				18,747,412
Diversified Financials 3.0%
[c,h]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.262%, 11/25/20	United States	530,000		530,000
[h,j]Argent Securities Inc., 2003-W5, M4, FRN, 5.804%, 10/25/33	United States	635,368		362,064
[c,h]Atrium CDO Corp., 10A, C, 144A, FRN, 2.876%, 7/16/25	United States	920,000		884,908
[j]Bear Stearns Commercial Mortgage Securities Trust, 2007-PW15, A4,
5.331%, 2/11/44	United States	100,000		109,812
[c,h]Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 3.071%, 1/27/25	Cayman Islands	750,000		716,250
[c,h]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.596%, 3/11/21	United States	457,000		435,208
[c,h]Cent CLO LP, 2013-17A, D, 144A, FRN, 3.265%, 1/30/25	Cayman Islands	392,157		390,912
[h,j]Chase Funding Mortgage Loan Asset-Backed Certificates,
2004-2, 2A2, FRN, 0.679%, 2/25/35	United States	635,568		555,680
[c,h]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.664%, 7/26/21	United States	640,000		615,050
[c,h]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.268%,
10/15/21	United States	310,000		300,976
[c,h]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.49%, 10/20/43	United States	1,267,146		1,183,014
[c,h]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.665%,
11/01/17	United States	1,000,000		967,443
[c,h]ING Investment Management CLO Ltd.,
2013-1A, B, 144A, FRN, 3.184%, 4/15/24	Cayman Islands	180,000		175,916
2013-1A, C, 144A, FRN, 3.784%, 4/15/24	Cayman Islands	450,000		438,916
2013-2A, B, 144A, FRN, 2.956%, 4/25/25	United States	1,000,000		962,320
[j]JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB17,
A4, 5.429%, 12/12/43	United States	500,000		546,555
Morgan Stanley Capital I Trust,
07-IQ16, A4, 5.809%, 12/12/49	United States	500,000		563,927
[h,j]2006-HQ8, AJ, FRN, 5.68%, 3/12/44	United States	110,000		111,248
[h,j]Option One Mortgage Loan Trust, 2003-6, M5, FRN, 5.129%,
11/25/33	United States	285,741		148,275
[h,j]Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN,
5.054%, 4/25/33	United States	13,987		1,563
[h,j,k]Talisman 6 Finance, Reg S, FRN, 0.40%, 10/22/16	Ireland	792,571	EUR	1,010,502
[c,h]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.49%,
8/01/22	United States	522,389		507,569
				11,518,108
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $29,124,742)				30,265,520

		Semiannual Report | 27

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities 33.8%
[h]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.2%
FHLMC, 2.702%, 5/01/34	United States	643,025	$650,218
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 5.6%
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	1,781,496	1,927,262
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	48,864	52,392
FHLMC Gold 15 Year, 6.00%, 3/01/14	United States	16,390	16,518
[e]FHLMC Gold 30 Year, 3.50%, 8/01/42	United States	1,890,000	1,918,941
[e]FHLMC Gold 30 Year, 4.00%, 10/01/41	United States	8,000,000	8,363,750
FHLMC Gold 30 Year, 4.50%, 9/01/39 - 4/01/40	United States	617,177	657,573
FHLMC Gold 30 Year, 5.00%, 11/01/38	United States	1,087,108	1,171,706
FHLMC Gold 30 Year, 5.50%, 4/01/38	United States	2,287,787	2,478,292
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	2,051,113	2,244,457
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	937,480	1,037,399
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	279,483	317,302
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	31,746	36,946
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	742,438	921,050
			21,143,588
[h]Federal National Mortgage Association (FNMA) Adjustable Rate 0.3%
FNMA, 1.79%, 6/01/32	United States	13,842	14,401
FNMA, 2.019%, 7/01/34	United States	1,141,565	1,199,104
			1,213,505
Federal National Mortgage Association (FNMA) Fixed Rate 26.0%
FNMA 15 Year, 3.00%, 8/01/27	United States	821,213	852,730
FNMA 15 Year, 3.50%, 1/01/26	United States	541,363	572,587
FNMA 15 Year, 5.50%, 7/01/20	United States	796,404	854,983
FNMA 15 Year, 6.00%, 6/01/17	United States	7,359	7,412
FNMA 15 Year, 6.50%, 7/01/20	United States	9,529	10,129
[e]FNMA 30 Year, 3.00%, 8/01/42	United States	35,700,000	36,971,812
FNMA 30 Year, 3.00%, 9/01/32 - 4/01/43	United States	3,017,448	2,970,140
[e]FNMA 30 Year, 4.00%, 10/01/40	United States	30,850,000	32,368,397
FNMA 30 Year, 4.00%, 12/01/40 - 2/01/41	United States	3,848,297	4,046,377
FNMA 30 Year, 4.50%, 9/01/40 - 12/01/40	United States	3,407,108	3,648,468
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	2,232,525	2,426,166
[e]FNMA 30 Year, 5.00%, 10/01/39	United States	6,653,000	7,215,388
FNMA 30 Year, 5.50%, 6/01/37	United States	2,016,738	2,197,943
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	2,957,531	3,247,286
FNMA 30 Year, 6.50%, 8/01/32	United States	352,913	390,900
FNMA 30 Year, 7.00%, 9/01/18	United States	74,045	81,517
FNMA 30 Year, 8.00%, 10/01/29	United States	116,657	132,541
FNMA 30 Year, 8.50%, 8/01/26	United States	206,267	226,880
			98,221,656

28 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

	Country	Principal Amount*		Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate 1.7%
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	613,369		$689,242
[e]GNMA II SF 30 Year, 3.50%, 10/01/42	United States	5,000,000		5,159,375
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	91,816		103,678
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	211,643		256,500
				6,208,795
Total Mortgage-Backed Securities
(Cost $124,835,477)				127,437,762
Total Investments before Short Term Investments
(Cost $528,906,032)				540,180,829
Short Term Investments 5.9%
Foreign Government and Agency Securities 0.8%
[l]Bank of Negara Monetary Notes, 10/31/13 - 9/09/14	Malaysia	5,605,001	MYR	1,698,419
Government of Sweden, 6.75%, 5/05/14	Sweden	3,200,000	SEK	514,892
Korea Monetary Stabilization Bond, senior bond, 2.72%, 9/09/14	South Korea	150,000,000	KRW	139,390
[l]Malaysia Treasury Bill, 5/30/14	Malaysia	60,000	MYR	18,042
[l]Sweden Treasury Bills, 11/20/13	Sweden	3,240,000	SEK	503,369
Total Foreign Government and Agency Securities
(Cost $2,288,880)				2,874,112
Total Investments before Money Market Funds
(Cost $531,194,912)				543,054,941

		Shares
Money Market Funds (Cost $19,112,013) 5.1%
[a,m]Institutional Fiduciary Trust Money Market Portfolio	United States	19,112,013		19,112,013
Total Investments (Cost $550,306,925) 149.0%				562,166,954
Preferred Shares (23.9)%				(90,000,000)
Other Assets, less Liabilities (25.1)%				(94,810,091)
Net Assets 100.0%				$377,356,863

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30,
2013, the aggregate value of these securities was $97,984,550, representing 25.97% of net assets.
dIncome may be received in additional securities and/or cash.
eA portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis. See Note 1(c).
fPerpetual security with no stated maturity date.
gAt September 30, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
hThe coupon rate shown represents the rate at period end.
iSee Note 1(f) regarding senior floating rate interests.

Semiannual Report | 29

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

jThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown. kSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2013, the value of this security was $1,010,502, representing 0.27% of net assets. lThe security is traded on a discount basis with no stated coupon rate. mSee Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At September 30, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Amount	Date	Appreciation Depreciation
Euro	DBAB	Buy	159,371	$206,434	10/15/13	$9,164	$—
Euro	DBAB	Sell	159,371	206,928	10/15/13	—	(8,670)
Euro	DBAB	Buy	153,194	198,455	10/31/13	8,795	—
Euro	DBAB	Sell	153,194	198,268	10/31/13	—	(8,983)
Japanese Yen	HSBC	Sell	180,180,000	2,266,427	11/01/13	432,820	—
Euro	DBAB	Buy	84,184	109,069	11/04/13	4,822	—
Euro	DBAB	Sell	84,184	109,859	11/04/13	—	(4,032)
Euro	DBAB	Buy	244,317	321,728	11/08/13	8,805	—
Euro	DBAB	Sell	362,000	465,170	11/08/13	—	(24,576)
Euro	HSBC	Sell	78,316	100,282	11/12/13	—	(5,672)
Euro	DBAB	Sell	309,763	403,918	12/03/13	—	(15,186)
Euro	DBAB	Buy	389,500	507,324	12/18/13	19,682	—
Euro	DBAB	Sell	389,500	514,413	12/18/13	—	(12,593)
Euro	DBAB	Sell	84,250	112,398	1/09/14	—	(1,602)
Euro	UBSW	Sell	1,470,694	1,925,124	1/13/14	—	(64,927)
Japanese Yen	DBAB	Sell	90,560,000	1,017,986	1/22/14	95,798	—
Euro	DBAB	Sell	761,000	1,026,247	1/30/14	—	(3,549)
Euro	DBAB	Sell	514,321	690,183	2/11/14	—	(5,831)
Euro	DBAB	Sell	597,997	786,814	3/03/14	—	(22,489)
Japanese Yen	HSBC	Sell	28,600,000	314,507	3/03/14	23,186	—
Japanese Yen	DBAB	Sell	171,860,000	1,867,983	3/04/14	117,397	—
Japanese Yen	HSBC	Sell	28,600,000	314,113	3/04/14	22,790	—
Japanese Yen	UBSW	Sell	31,900,000	347,003	3/04/14	22,066	—
Euro	DBAB	Sell	900,000	1,167,795	3/06/14	—	(50,238)
Euro	DBAB	Sell	693,715	900,581	3/17/14	—	(38,307)
Euro	DBAB	Sell	500,000	645,350	3/20/14	—	(31,367)
Euro	DBAB	Sell	376,000	483,216	4/03/14	—	(25,700)
Euro	DBAB	Buy	391,123	522,032	4/22/14	7,394	—
Euro	DBAB	Sell	781,096	1,025,423	4/22/14	—	(31,872)
Euro	DBAB	Sell	378,290	500,667	5/05/14	—	(11,415)
Japanese Yen	DBAB	Sell	48,553,750	500,000	5/07/14	5,145	—
British Pound	DBAB	Sell	900,000	1,391,670	5/09/14	—	(62,981)
Euro	DBAB	Sell	600,000	787,650	5/09/14	—	(24,568)
Euro	DBAB	Sell	385,820	500,000	5/28/14	—	(22,324)
Japanese Yen	BZWS	Sell	30,150,000	309,815	6/10/14	2,424	—

30 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, September 30, 2013 (unaudited) (continued)

At September 30, 2013, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

aPosting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. At September 30, 2013, no collateral had been exchanged with the counterparties.
The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end:

bIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
cBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Abbreviations on page 47.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

Franklin Templeton

Limited Duration Income Trust

Financial Statements

Statement of Assets and Liabilities
September 30, 2013 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$531,194,912
Cost - Sweep Money Fund (Note 8)	19,112,013
Total cost of investments	$550,306,925
Value - Unaffiliated issuers	$543,054,941
Value - Sweep Money Fund (Note 8)	19,112,013
Total value of investments	562,166,954
Cash	1,311,230
Foreign currency, at value (cost $19,160)	19,118
Receivables:
Investment securities sold	3,771,356
Interest	5,179,230
Due from brokers	630,000
Unrealized appreciation on forward exchange contracts	798,444
Unrealized appreciation on unfunded loan commitments (Note 10)	13,719
Total assets	573,890,051
Liabilities:
Payables:
Investment securities purchased	103,035,356
Management fees	319,024
Distributions to common shareholders	1,959,002
Distributions to preferred shareholders	15,302
Trustees’ fees and expenses	294
OTC swaps (premiums received $428,053)	420,963
Unrealized depreciation on forward exchange contracts	496,684
Unrealized depreciation on OTC swap contracts	18,429
Accrued expenses and other liabilities	268,134
Total liabilities	106,533,188
Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)]
(Note 3)	90,000,000
Net assets applicable to common shares	$377,356,863
Net assets applicable to common shares consist of:
Paid-in capital	$381,383,398
Distributions in excess of net investment income	(2,158,723)
Net unrealized appreciation (depreciation)	12,164,189
Accumulated net realized gain (loss)	(14,032,001)
Net assets applicable to common shares	$377,356,863
Common shares outstanding	26,835,650
Net asset value per common share	$14.06

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Financial Statements (continued)

Statement of Operations
for the six months ended September 30, 2013 (unaudited)

Investment income:
Interest	$12,996,981
Expenses:
Management fees (Note 4)	1,864,220
Administrative fees (Note 4)	92,592
Transfer agent fees	30,508
Custodian fees (Note 5)	5,189
Reports to shareholders	21,435
Registration and filing fees	23,382
Professional fees	40,978
Trustees’ fees and expenses	10,864
Auction agent fees and expenses	22,462
Other	51,125
Total expenses	2,162,755
Expense reductions (Note 5)	(71)
Net expenses	2,162,684
Net investment income	10,834,297
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(955,678)
Foreign currency transactions	17,188
Swap contracts	242,202
Net realized gain (loss)	(696,288)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,606,265)
Translation of other assets and liabilities denominated in foreign currencies	(340,220)
Net change in unrealized appreciation (depreciation)	(3,946,485)
Net realized and unrealized gain (loss)	(4,642,773)
Net increase (decrease) in net assets resulting from operations	6,191,524
Distributions to preferred shareholders from net investment income	(736,299)
Net increase (decrease) in net assets applicable to common shares resulting from operations	$5,455,225

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin Templeton

Limited Duration Income Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2013	Year Ended
	(unaudited)	March 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$10,834,297	$24,197,340
Net realized gain (loss) from investments, foreign currency transactions and swap
contracts	(696,288)	6,624,015
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	(3,946,485)	9,974,725
Distribution to preferred shareholders from net investment income	(736,299)	(1,459,254)
Net increase (decrease) in net assets applicable to common shares resulting from
operations	5,455,225	39,336,826
Distributions to common shareholders from net investment income	(11,781,996)	(26,434,975)
Capital share transactions from reinvestment of distributions (Note 2)	52,099	634,640
Net increase (decrease) in net assets	(6,274,672)	13,536,491
Net assets applicable to common shares:
Beginning of period	383,631,535	370,095,044
End of period	$377,356,863	$383,631,535
Distributions in excess of net investment income included in net assets:
End of period	$(2,158,723)	$(474,725)

34 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Semiannual Report | 35

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

36 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not

Semiannual Report | 37

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At September 30, 2013, the Fund had OTC derivatives in a net liability position of $483,615 and the aggregate value of collateral pledged for such contracts was $630,000.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At September 30, 2013, the Fund received $533,620 in U.S. Treasury Notes as collateral for derivatives.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced

38 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying referenced debt obligation. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations.

See Note 11 regarding other derivative information.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Semiannual Report | 39

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Senior Floating Rate Interests (continued)

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2013, and for all open tax years the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

40 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2013		March 31, 2013
	Shares	Amount	Shares	Amount
Shares issued in reinvestment of distributions	3,618	$52,099	45,099	$634,640

3. AUCTION RATE PREFERRED SHARES

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the period ended September 30, 2013; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the period ended September 30, 2013, the dividends on Preferred Shares ranged from 1.639% to 1.675%.

Semiannual Report | 41

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

3. AUCTION RATE PREFERRED SHARES (continued)

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the period ended September 30, 2013, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisors of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements. Prior to May 1, 2013, the Fund paid investment management fees to Advisers of 0.50% per year of the average daily managed assets.

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily managed assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily managed assets of the Fund.

42 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2013, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2013, the Fund had capital loss carryforwards of $12,682,454 expiring in 2018.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2013, the Fund deferred post-October capital losses of $649,381.

At September 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$550,832,288

Unrealized appreciation	$15,545,284
Unrealized depreciation	(4,210,618)
Net unrealized appreciation (depreciation)	$11,334,666

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, mortgage dollar rolls and paydown losses and swaps.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2013, aggregated $1,038,076,019 and $1,043,860,967, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

Semiannual Report | 43

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

9. CREDIT RISK

At September 30, 2013, the Fund had 68.96% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

10. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2013 unfunded commitments were as follows:

Unfunded
Borrower	Commitment
Media General Inc., Term B Loan, FRN, 6.50%, 7/31/20	$1,010,000

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

11. OTHER DERIVATIVE INFORMATION

At September 30, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$798,444	forward exchange contracts	$496,684
Credit contracts	Unrealized appreciation on		Unrealized depreciation on
	swap contracts	—	swap contracts	18,429

44 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

11. OTHER DERIVATIVE INFORMATION (continued)

For the period ended September 30, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

		Realized Gain	Change in Unrealized
		(Loss) for the	Unrealized Appreciation
Derivative Contracts		Period Ended	(Depreciation) for the
Not Accounted for as		September 30,	Period Ended
Hedging Instruments	Statement of Operations Locations	2013	September 30, 2013
Foreign exchange contracts	Net realized gain (loss) from foreign
	currency transactions / Net change in
	unrealized appreciation (depreciation)
	on translation of other assets and
	liabilities denominated in foreign
	currencies	$(24,801)	$(350,448)
Credit contracts	Net realized gain (loss) from swap
	contracts / Net change in unrealized
	appreciation (depreciation) on
	investments	242,202	(59,132)

For the period ended September 30, 2013 the average month end fair value of derivatives represented 0.29% of average month end net assets. The average month end number of open derivative contracts for the period was 49.

See Notes 1(d) regarding derivative financial instruments and investment transactions, respectively.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Semiannual Report | 45

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

12. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of September 30, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a]:
Materials	$—	$513,000	$	—[b]	$513,000
Transportation	—	307,356		—	307,356
Corporate Bonds	—	193,698,738		—	193,698,738
Senior Floating Rate Interests	—	184,016,079		—	184,016,079
Foreign Government and Agency
Securities	—	3,942,374		—	3,942,374
Asset-Backed Securities and
Commercial Mortgage-Backed
Securities	—	30,265,520		—	30,265,520
Mortgage-Backed Securities	—	127,437,762		—	127,437,762
Short Term Investments	19,112,013	2,874,112		—	21,986,125
Total Investments in Securities	$19,112,013	$543,054,941		$—	$562,166,954
Forward Exchange Contracts	—	798,444		—	798,444
Unfunded Loan Commitments	—	13,719		—	13,719
Liabilities:
Swaps	—	18,429		—	18,429
Forward Exchange Contracts	—	496,684		—	496,684

[a]Includes common and convertible preferred stocks as well as other equity investments.
[b]Includes securities determined to have no value at September 30, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

46 | Semiannual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (unaudited) (continued)

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty		Currency		Selected Portfolio

BZWS	- Barclays Bank PLC	EUR	- Euro	CDO	- Collateralized Debt Obligation
CITI	- Citigroup, Inc.	GBP	- British Pound	CLO	- Collateralized Loan Obligation
DBAB	- Deutsche Bank AG	KRW	- South Korean Won	FRN	- Floating Rate Note
FBCO	- Credit Suisse Group AG	MYR	- Malaysian Ringgit	L/C	- Letter of Credit
HSBC	- HSBC Bank USA, N.A.	PLN	- Polish Zloty	PIK	- Payment-In-Kind
JPHQ	- JP Morgan Chase & Co.	SEK	- Swedish Krona	SF	-SingleFamily
UBSW	- UBS AG

Semiannual Report | 47

Franklin Templeton

Limited Duration Income Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by NYSE MKT’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended March 31, 2013. Additionally, the Fund expects to file, on or about November 29, 2013, such certifications with its Form N-CSRS for the six months ended September 30, 2013.

48 | Semiannual Report

Semiannual Report
FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

Investment Manager
Franklin Advisers, Inc.
(800) DIAL BEN®/342-5236

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 43006
Providence, RI 02940-3006
www.computershare.com/bnymfunds

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved. FTF S 11/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is
"independent" as defined under the relevant Securities and Exchange Commission
Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Michael Luttig, Frank A. Olson and John B.
Wilson.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.
The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies,
LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin
Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to
Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass
Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held
U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy
Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis,
ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E),
(F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.
The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans.
The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-
by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights.
However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’
interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments.
However, the investment manager must be flexible in these worldwide markets.
Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late;
(iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com.
Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort
Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the
SEC website at www.sec.gov. The proxy voting records are updated each year by
August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant
maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the
Securities Exchange Act of 1934 and the Investment Company Act of 1940 is
recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The
Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-
CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the
Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the
Registrant’s disclosure controls and procedures. Based on such evaluation, the
Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on
Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
2002 of Laura F. Fergerson, Chief Executive Officer - Finance and
Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting
Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of
Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Limited Duration Income Trust

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date November 26, 2013

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date November 26, 2013